UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): October 5, 2006

                         ADDISON-DAVIS DIAGNOSTICS, INC.
               (Exact name of registrant as specified in charter)

          Delaware                     000-25022                  800103134
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               143 Triunfo Canyon Road Westlake Village, CA 91361
       Registrant's telephone number, including area code: (805) 494-7838

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
              1065 Avenue of the Americas New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

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Item 1.03  Bankruptcy or Receivership.

As previously disclosed by Addison-Davis Diagnostics, Inc. (the "Company") in its periodic filings with the Securities and Exchange Commission, on January 5, 2005, Steven H. Reder ("Reder"), a former officer and director of the Company, filed a lawsuit against the Company in the Superior Court of the State of California for the County of Los Angeles (the "Court") entitled Steven Reder vs. QT5, Inc., a Delaware corporation, now known as Addison-Davis Diagnostics, Inc., a Delaware corporation Case No. BC 326875, alleging breach of his employment agreement, wrongful discharge, libel and breach of a certain promissory note (the "Action"). On September 15, 2006, the Court announced that it would rule in favor of Mr. Reder and tentatively awarded damages in the amount of $1,926,950 to Mr. Reder by the Company. No judgment has been entered by the Court and as a result of the automatic stay imposed pursuant to 11 U.S.C. Section 362(a) as a result of the filing of the Company Bankruptcy Petition (as defined below) on October 5, 2006, any further action in the Action is stayed, including the submission of and the entry of a judgment.

On October 5, 2006, the Company, filed a voluntary bankruptcy case under Chapter 11 of the United States Bankruptcy Code (the "Company Bankruptcy Petition"). The Company Bankruptcy Petition was filed in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division, and is designated as case number SV 06-11790 MT. The date jurisdiction was assumed is October 5, 2006. As this is a Chapter 11 case, the Company has been and remains the Debtor in Possession and as such has the rights and duties of a trustee as of the date of the October 5, 2006 case commencement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADDISON-DAVIS DIAGNOSTICS, INC.

Date: October 19, 2006          /s/ Charles Miseroy
                                --------------------
                                    Charles Miseroy
                                    Chief Executive Officer